UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(A) of

the Securities Exchange Act of 1934

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DAWSON GEOPHYSICAL COMPANY
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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DAWSON GEOPHYSICAL COMPANY

508 West Wall, Suite 800

Midland, TX 79701

432-684-3000

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held May 11, 2021

TO THE SHAREHOLDERS:

Notice is hereby given that the Annual Meeting of Shareholders (the “Annual Meeting”) of Dawson Geophysical Company will be held at 10:00 a.m. Central Time on May 11, 2021. This year’s Annual Meeting will be a virtual meeting held over the internet. You will be able to attend the Annual Meeting, vote your shares electronically and submit your questions during the live audio webcast of the Annual Meeting by visiting www.virtualshareholdermeeting.com/DWSN2021 and entering your control number contained on your proxy card. The Annual Meeting will be held for the following purposes:

1.To elect five directors to serve until the next annual meeting of shareholders and until their respective successors shall be elected and qualified;

2.To ratify the selection of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021;

3.To vote upon a non-binding advisory resolution regarding the compensation of our named executive officers as disclosed in this Proxy Statement; and

4.To transact such other business as may properly come before the meeting and any adjournment thereof.

The Board of Directors has fixed the close of business on March 19, 2021 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and at any adjournment or adjournments thereof.

DATED this 1st day of April, 2021.

BY ORDER OF THE BOARD OF DIRECTORS

James K. Brata,
Secretary

IMPORTANT

To be sure your shares are represented at the Annual Meeting, please vote (1) by calling the toll-free number (800) 690-6903 and following the prompts; (2) by Internet at www.proxyvote.com; or (3) by completing, dating, signing and returning your Proxy Card in the enclosed postage-paid envelope as soon as possible. Any shareholder granting a proxy may revoke the same at any time prior to its exercise by executing a subsequent proxy or by written notice to the Secretary of the Company or by attending the Annual Meeting (via the live audio webcast). You may vote at the Annual Meeting even if you send in your Proxy Card, vote by telephone or vote by Internet. The vote you submit electronically at the Annual Meeting will supersede any prior vote.

Dawson Geophysical Company

508 West Wall, Suite 800

Midland, Texas 79701

PROXY STATEMENT ANNUAL MEETING OF SHAREHOLDERS

To Be Held Tuesday, May 11, 2021

SOLICITATION OF PROXY

The accompanying proxy is solicited on behalf of the Board of Directors (the “Board of Directors”) of Dawson Geophysical Company (the “Company”, “our” or “we”) for use at our Annual Meeting of Shareholders (the “Annual Meeting”) to be held on Tuesday, May 11, 2021 at 10:00 a.m. Central Time via live audio webcast at www.virtualshareholdermeeting.com/DWSN2021, and at any adjournment or adjournments thereof. In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telegraph by officers, directors and other employees of the Company who will not receive additional compensation for such services. We may also request brokerage houses, nominees, custodians and fiduciaries to forward the soliciting material to the beneficial owners of stock held of record and will reimburse such persons for forwarding such material. We will bear the cost of this solicitation of proxies. Such costs are expected to be nominal. Proxy solicitation will commence with the mailing of this Proxy Statement on or about April 1, 2021.

Any shareholder giving a proxy has the power to revoke the same at any time prior to its exercise by executing a subsequent proxy or by written notice to our Secretary or by attending the Annual Meeting (via the live audio webcast) and withdrawing the proxy.

PURPOSE OF MEETING

As stated in the Notice of Annual Meeting of Shareholders accompanying this Proxy Statement, the business to be conducted and the matters to be considered and acted upon at the Annual Meeting are as follows:

1.To elect five directors to serve until the next annual meeting of shareholders and until their respective successors shall be elected and qualified;

2.To ratify the selection of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021;

3.To vote upon a non-binding advisory resolution regarding the compensation of our named executive officers as disclosed in this Proxy Statement; and

5.To transact such other business as may properly come before the meeting and any adjournment thereof.

VOTING RIGHTS

Right to Vote and Record Date

Our voting securities consist solely of common stock, par value $0.01 per share (“Common Stock”).

The record date for shareholders entitled to notice of and to vote at the Annual Meeting was the close of business on March 19, 2021, at which time there were 23,478,072 shares of Common Stock entitled to vote at the Annual Meeting. Shareholders are entitled to one vote, in person (via the live audio webcast) or by proxy, for each share of Common Stock held in their name on the record date.

Quorum

Shareholders representing a majority of the Common Stock outstanding and entitled to vote must be present (via the live audio webcast) or represented by proxy to constitute a quorum.

Voting at the Annual Meeting

If your shares of Common Stock are registered directly with American Stock Transfer & Trust Company, LLC, you are a “record holder” and may vote in person (via the live audio webcast) at the Annual Meeting by visiting www.virtualshareholdermeeting.com/DWSN2021 and entering your control number contained on your proxy card. If a bank, broker or other nominee holds your shares for your benefit but not in your own name, your shares are in “street name.” In that case, your bank, broker or other nominee will send you a voting instruction form to use in voting your shares. The availability of telephone and internet voting depends on the voting procedures of your bank, broker or other nominee. Please follow the instructions on the voting instruction form they send you. If your shares are held in the name of your bank, broker or other nominee and you wish to vote in person (via the live audio webcast) at the Annual Meeting, you will need to ask your broker or bank for a control number and your broker or bank will provide you with instructions that you must follow to have your shares voted.

Voting by Proxy

Whether or not you are able to attend the Annual Meeting (via the live audio webcast), we urge you to vote by proxy.

Vote Required

All proposals other than election of directors will require the affirmative vote of a majority of the Common Stock present (via the live audio webcast) or represented by proxy at the Annual Meeting and entitled to vote thereon. Directors are elected by a plurality of votes cast. This means that the director nominees with the most votes are elected, regardless of whether any nominee receives a majority of votes cast.

With regard to the election of directors, votes may be cast in favor of or withheld from each nominee. Votes that are withheld will be excluded entirely from the vote and will have no effect. Broker non-votes and other limited proxies will have no effect on the outcome of the election of directors. Cumulative voting for election of directors is not authorized.

With regard to the proposal to ratify the selection of RSM US LLP as our independent registered public accounting firm for the year ending December 31, 2021, an abstention will have the same effect as a vote against the proposal. Broker non-votes and other limited proxies will have no effect on the outcome of the vote with respect to such proposal.

With regard to the proposal to approve a non-binding advisory resolution on the compensation of our named executive officers as disclosed in this Proxy Statement, an abstention will have the same effect as a vote against the proposal. Broker non-votes and other limited proxies will have no effect on the outcome of the vote with respect to such proposal. This vote is advisory in nature and will not be binding on the Company.

Abstentions and Broker Non-Votes

Abstentions and broker non-votes will be counted for the purpose of determining whether a quorum is present. Abstentions are also considered to be present at the Annual Meeting and entitled to vote on any matter from which the shareholder abstains. Generally, a bank, broker or other nominee may vote the shares that it holds for you only in accordance with your instructions. However, if your bank, broker or other nominee has not received your instructions, your bank, broker or other nominee has the discretion to vote only on certain matters that are routine. A “broker non-vote” occurs if your bank, broker or other nominee cannot vote on a particular matter because your bank, broker or other nominee has not received instructions from you and because the proposal is not routine. Therefore, for purposes of determining the outcome of any matter to be voted upon as to which the broker has indicated on the proxy that the broker does not have discretionary authority to vote, these shares will be treated as not present at the Annual Meeting and will not be entitled to vote with respect to that matter, even though those shares are considered to be present at the Annual Meeting for quorum purposes and may be entitled to vote on other matters.

If the enclosed Proxy is properly executed and returned prior to the Annual Meeting, the shares represented thereby will be voted as specified therein. IF A SHAREHOLDER DOES NOT SPECIFY OTHERWISE ON THE RETURNED PROXY, THE SHARES REPRESENTED BY THE SHAREHOLDER’S PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED BELOW UNDER “PROPOSAL 1: ELECTION OF DIRECTORS”; FOR THE APPOINTMENT OF RSM US LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AS SET FORTH UNDER “PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM”; FOR THE PROPOSAL TO APPROVE A NON-BINDING ADVISORY RESOLUTION ON THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT AS DESCRIBED UNDER “PROPOSAL 3: ADVISORY VOTE ON EXECUTIVE COMPENSATION”; AND ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS THEREOF.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on May 11, 2021

This Proxy Statement and our 2020 Annual Report on Form 10-K are available on our website at www.dawson3d.com in the “Financial Reports” area of the “Investor Relations” section.

PROPOSAL 1:

ELECTION OF DIRECTORS

Five directors are to be elected at the Annual Meeting to comprise the entire membership of the Company’s Board of Directors. All of our nominees have announced that they are available for election to the Board of Directors. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the nominees shown below to serve until the next annual meeting of shareholders and until their respective successors shall be elected and qualified. Our nominees for the five directorships are:

Craig W. Cooper

Stephen C. Jumper

Michael L. Klofas

Ted R. North

Mark A. Vander Ploeg

For information about each nominee, see “Directors” below.

The Company’s Board of Directors recommends that you vote FOR all of the nominees listed above.

DIRECTORS

On February 11, 2015, TGC Industries, Inc. (“Legacy TGC”) completed a strategic business combination (the “Merger”) with Dawson Operating Company, which was formerly known as Dawson Geophysical Company (“Legacy Dawson”), pursuant to the terms of an Agreement and Plan of Merger, dated October 8, 2014 (the “Merger Agreement”). In connection with the Merger, Legacy Dawson changed its name to “Dawson Operating Company” and Legacy TGC changed its name to “Dawson Geophysical Company.”

Mr. Stephen C. Jumper, the Company’s Chairman of the Board of Directors, President and Chief Executive Officer, is the only executive officer of the Company who is a nominee as set forth below. There are no family relationships by blood, marriage, or adoption between any director, executive officer, or any person nominated or chosen by the Company to become an executive officer or a director. The information set forth below with respect to each of the directors has been furnished by each respective nominee.

Name	Age	Position
Stephen C. Jumper	59	Chairman of the Board, President and Chief Executive Officer
Mark A. Vander Ploeg	69	Lead Director
Craig W. Cooper	67	Director
Michael L. Klofas	60	Director
Ted R. North	74	Director

Stephen C. Jumper.  Mr. Jumper, a geophysicist, joined Legacy Dawson in 1985, was elected Vice President in September 1997, and President, Chief Operating Officer and Director in January 2001. In January 2013, Mr. Jumper was elected Chairman of the Board of Directors of Legacy Dawson. Prior to 1997, Mr. Jumper served Legacy Dawson as manager of technical services with an emphasis on 3-D processing. Mr. Jumper has served the Permian Basin Geophysical Society as Second Vice President (1991), First Vice President (1992), and as President (1993). Mr. Jumper was appointed as President, Chief Executive Officer and Chairman of the Board of Directors of the Company in February 2015.

Mark A. Vander Ploeg.  Mr. Vander Ploeg is the Lead Director of the Company and was appointed to the Board of Directors of the Company in connection with the closing of the Merger in February 2015. Mr. Vander Ploeg previously served as a director of Legacy Dawson from March 2014 until February 2015. Mr. Vander Ploeg has over 35 years of investment banking experience, providing advice to major companies on mergers and acquisitions, corporate finance, long-term strategy and governance. Until his retirement in 2011, Mr. Vander Ploeg was a Senior Managing Director of Evercore Partners. Prior to Evercore Partners, Mr. Vander Ploeg was Vice Chairman of

Investment Banking for Merrill Lynch & Co., where he worked from 1995 to 2007. Prior to that, Mr. Vander Ploeg was a Managing Director of Salomon Brothers and Head of the firm’s San Francisco investment banking business. Mr. Vander Ploeg formerly served as a director of Okabena Company, Minneapolis, Minnesota, which is the investment and business company for the Dayton Family, founders of Target Corporation. He was a member of that Board’s Investment Committee and was Chair of the Compensation & Personnel Committee. Elsewhere, Mr. Vander Ploeg serves as a director of the Spencer Foundation, Chicago, Illinois, and chairs its Investment Committee, and also serves as an associate member of Stanford University’s Institute for Economic Policy Research (SIEPR). Mr. Vander Ploeg has an M.B.A. from the University of Chicago, Chicago, Illinois, and a B.A. from Macalester College, St. Paul, Minnesota, where he is a former trustee and served as Board Chair from 2000 to 2006.

Craig W. Cooper.  Mr. Cooper was appointed to the Board of Directors of the Company in connection with the closing of the Merger in February 2015. Mr. Cooper previously served as a director of Legacy Dawson from September 2010 until February 2015, including as Lead Director from January 2013 until February 2015. Prior to his retirement in April 2010, Mr. Cooper was a Senior Advisor, Seismic at BP p.l.c., in the Unconventional Gas unit from 2008 to 2010. Prior to 2008, Mr. Cooper was the Seismic Program Coordinator, North America at BP p.l.c. for three years, Seismic Technology Advisor for two years and Manager of Seismic Imaging & Operations for four years. Mr. Cooper was employed by BP p.l.c. and its predecessor, Amoco Corporation, for 35 years.

Michael L. Klofas.  Mr. Klofas was appointed to the Board of Directors of the Company at the Company’s annual meeting of shareholders held on May 1, 2018. Mr. Klofas was a member of Babson Capital Management and Affiliates, a MassMutual Financial Group Company from 1988 to 2016 where he served as Managing Director, Head of the Mezzanine and Private Equity Group from 2009 to 2016. Mr. Klofas served as President of Babson Capital Corporate Investors and President of Babson Capital Participation Investors, both NYSE-listed closed-end bond funds, from 2009 to 2016. Mr. Klofas is a Director of PeoplesBank, a Massachusetts-chartered mutual bank, since 2017; was a Director of Supreme Industries, Inc., a manufacturer of specialized truck bodies from 2016 until the company was sold in 2017; and was a Director of Glynlyon Holding Company, a provider of web-based educational content and curriculum for public school districts, from 2016 to 2019.

Ted R. North.  Mr. North was appointed to the Board of Directors of the Company in connection with the closing of the Merger in February 2015. Mr. North previously served as a director of Legacy Dawson from August 2008 until February 2015. Mr. North was a partner at Grant Thornton LLP from August 1987 to his retirement on July 31, 2008. He served as the Managing Partner and in other positions of responsibility in the Midland, Texas and Oklahoma City offices of Grant Thornton. He is a Certified Public Accountant with over 30 years of public accounting experience.

Director Emeritus

In order to provide continued access to their specialized knowledge and expertise concerning the Company, the Board of Directors has requested and William J. Barrett and Gary M. Hoover, PhD., both of whom were previous directors of the Company prior to their retirements in 2020, have agreed that they will each serve as a Director Emeritus until the next annual meeting of shareholders. As a Director Emeritus, Mr. Barrett and Dr. Hoover will be invited to attend all meetings of the Board of Directors and participate in board discussions, but they will not be entitled to vote on any matters. Each of Mr. Barrett and Dr. Hoover will be entitled to receive a cash fee of $3,000 for each board meeting they attend and cash compensation of $24,000 annually up to a maximum of $36,000 per year during their term as Director Emeritus.

ADDITIONAL INFORMATION REGARDING THE BOARD OF DIRECTORS

“Independent” Directors

Messrs. Cooper, Klofas, North and Vander Ploeg qualify as “independent” in accordance with the published listing requirements of The NASDAQ Stock Market (“NASDAQ”). Further, during 2020 and currently, each of the members of the Audit Committee, Compensation Committee and Nominating Committee, as applicable, qualified as “independent” in accordance with the NASDAQ listing requirements. The NASDAQ independence definition includes a series of objective tests, such as that the director is not an employee of the company and has not engaged in various types of business dealings with the company. In addition, as further required by the NASDAQ rules, our Board of Directors has made a subjective determination as to each independent director that no relationships exist that, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

In addition, during 2020 and currently, each of the members of the Audit Committee and Compensation Committee of our Board of Directors qualified as “independent” under special standards established by the Securities and Exchange Commission (“SEC”) for members of such committees. The Audit Committee includes at least one member who is determined by our Board of Directors to meet the qualifications of an “audit committee financial expert” in accordance with SEC rules, including that the person meets the relevant definition of an “independent” director. Mr. North is the independent director who has been determined to be the audit committee financial expert, based on the Board’s qualitative assessment of Mr. North’s level of knowledge, experience (as described above in his biographical statement) and formal education. The designation does not impose on Mr. North any duties, obligations or liabilities that are greater than those that are generally imposed on him as a member of the Audit Committee and the Board of Directors, and Mr. North’s designation as an audit committee financial expert pursuant to this SEC requirement does not affect the duties, obligations or liabilities of any other member of the Audit Committee or the Board of Directors.

Meetings and Committees of Directors

During the year ended December 31, 2020, the Board of Directors held four regularly scheduled meetings and five additional meetings. All of our current directors attended the regularly scheduled meetings.

Audit Committee.  The Audit Committee is a standing committee of the Board of Directors. The functions of the Audit Committee are to determine whether our management has established internal controls which are sound, adequate and working effectively; to ascertain whether our assets are verified and safeguarded; to review and approve external audits; to select, engage and supervise our independent public accountants; and to determine and approve the fees paid to the independent public accountants. During 2020, the members of the Audit Committee were Messers. North (Chair), Klofas, and Vander Ploeg.

The Audit Committee operates under a written charter adopted by the Board of Directors that is periodically reviewed, updated and approved by the Audit Committee. The Board of Directors approved the Audit Committee Charter effective as of February 11, 2015 in connection with the Merger, and has subsequently updated, reviewed, and approved the charter. The Audit Committee Charter was most recently reviewed by the Audit Committee on October 27, 2020, and no changes were made. The Audit Committee Charter is posted on our website at www.dawson3d.com in the “Corporate Governance” area of the “Investor Relations” section.

The Audit Committee Report for the year ended December 31, 2020 is included in this Proxy Statement beginning on page 16.

Compensation Committee.  The Compensation Committee is a standing committee of the Board of Directors. The primary function of the Compensation Committee is to determine that compensation for our officers is competitive and enables the Company to motivate and retain the talent needed to lead and grow our business. During 2020, the members of the Compensation Committee were Messers. Cooper (Chair), and Klofas.

The Compensation Committee operates under a written charter adopted by the Board of Directors that is periodically reviewed, updated and approved by the Compensation Committee. The Board of Directors approved the Compensation Committee Charter effective as of February 11, 2015 in connection with the Merger. The charter is posted on our website at www.dawson3d.com in the “Corporate Governance” area of the “Investor Relations” section.

Nominating Committee.  The Nominating Committee is a standing committee of the Board of Directors. During 2020, the members of the Nominating Committee were Messrs. Cooper (Chair), and Vander Ploeg. The primary function of the Nominating Committee is to determine the slate of director nominees for election to our Board of Directors. The Nominating Committee considers candidates recommended by our shareholders, directors, officers and outside sources, and considers each nominee’s personal and professional integrity, experience, skills, ability, and willingness to devote the time and effort necessary to be an effective board member with the commitment to acting in the best interests of the Company and our shareholders. While the Company has no specific diversity policy, the Nominating Committee gives consideration to having an appropriate mix and diversity of backgrounds, skills and professional experiences on our Board of Directors, the qualifications that the Committee believes must be met by prospective nominees, qualities or skills that the Committee believes are necessary for one or more of our directors to possess, and standards for the overall structure and composition of our Board of Directors. The same criteria would be evaluated with respect to candidates recommended by shareholders.

In accordance with our Bylaws, shareholders who wish to have their nominees for election to the Board of Directors considered by the Nominating Committee must submit such nomination to our Secretary for receipt not less than 60 days nor more than 90 days prior to the anniversary date of the date on which the Company first mailed its proxy materials for the preceding annual meeting of shareholders. Pursuant to our Bylaws, the notice of nomination is required to contain certain information about both the nominee and the shareholder making the nomination, including information sufficient to allow the independent directors to determine if the candidate meets the criteria for Board of Director membership. A nomination that does not comply with the above procedure will be disregarded.

The Nominating Committee operates under a written charter adopted by the Board of Directors. The Board of Directors approved the Nominating Committee Charter effective as of February 11, 2015 in connection with the Merger. The charter is posted on our website at www.dawson3d.com in the “Corporate Governance” area of the “Investor Relations” section.

During 2020, the Board of Directors held nine meetings, the Audit Committee held five meetings, the Compensation Committee held six meetings, and the Nominating Committee held one meeting. Each of the directors attended 75% or more of the total meetings of the Board of Directors and all of the committees on which they served during 2020.

Director Qualifications

The following is a brief discussion of the experience, qualifications, attributes and skills that led us to the conclusion that our nominees for director should serve as Directors for the Company: For our Chairman of the Board, President and Chief Executive Officer, Mr. Jumper, his leadership qualities, technical expertise and long experience in the seismic industry. For Mr. Vander Ploeg, his extensive experience in investment banking and expertise with mergers and acquisitions. For Mr. Cooper, his significant experience in management in the seismic division of a major oil company. For Mr. Klofas, his extensive knowledge and experience in capital markets and his broad business evaluation experience. For Mr. North, his significant accounting and auditing expertise and experience.

Board Leadership Structure

Currently our Chairman of the Board of Directors is Mr. Stephen C. Jumper, the Company’s President and Chief Executive Officer. The Board of Directors believes that the determination of whether the roles of Chief Executive Officer and Chairman of the Board of Directors should be separate should be based on the composition, skills and experience of the Board of Directors and its members and governance efficiency. Based on these factors, the Board of Directors has determined that having Mr. Jumper serve as Chief Executive Officer and Chairman is in the best interest of the Company, and that such arrangement makes the best use of Mr. Jumper’s unique skills and experience with the Company and his long experience in the seismic industry to act as the representative of the Company.

Following the Merger in February of 2015, the Board of Directors established the position of Lead Director. The Lead Director is appointed annually by the Board if the Chairman of the Board is not an independent director. Since our Chairman is also a member of management, the Board of Directors has appointed Mr. Mark A. Vander Ploeg, an independent director, as Lead Director. The responsibilities of the Lead Director include:

●	Approving Board meeting agendas and consulting with the Chairman on information provided to the Board of Directors;

●	Calling meetings of non-management directors and setting agendas for executive sessions;

●	Presiding at all Board meetings at which the Chairman is not present, including executive sessions of the non-employee directors;

●	Overseeing Board and director evaluations;

●	Approving the retention of consultants who report directly to the Board of Directors;

●	Facilitating communication between the directors and the Chief Executive Officer, and communicating the directors’ perspectives and consensus view to the Chief Executive Officer;

●	Assisting the Board of Directors and officers in assuring compliance with and implementation of our governance principles;

●	Ensuring that the Board of Directors is at least two-thirds independent and that key committees are independent; and

●	Performing such other functions as the independent directors may designate from time to time.

Board of Directors’ Role in Risk Oversight

The Board of Directors is generally responsible for risk oversight. Management has implemented internal processes to identify and evaluate the risks inherent in the Company’s business and to assess the mitigation of those risks. Our Board of Directors’ leadership structure, including the Audit Committee’s responsibility to oversee any significant financial risk exposures and our practice of a high degree of interaction between our directors and members of senior management, facilitates and provides this oversight function. Management reports either to the Audit Committee or the full Board of Directors, depending on the type of risk involved, regarding the identified risks and the mitigation strategies planned or in place to address such risks.

DIRECTOR COMPENSATION

For services performed in 2020, each non-employee director received fees paid in cash of $84,000, consisting of quarterly payments of approximately $21,000, and each director emeritus received fees paid in cash of $66,000, part of which were awarded prior to each director emeritus’s resignation as a director after the 2020 annual shareholders meeting. In addition, members of the Audit Committee received cash payments totaling $18,000, with the Chairman receiving an additional $6,000 in cash. Members of the Compensation Committee received an additional $6,000 in cash. The Lead Director received an additional $12,000 in cash. We also reimburse reasonable expenses incurred by our directors in attending meetings and other company business. None of the reimbursements for our non-employee directors exceeded the $10,000 threshold in 2020, and consequently, are not included in the table below.

Directors who are also full-time officers or employees of the Company receive no additional compensation for serving as directors. During 2020, Mr. Jumper was the only member of our Board of Directors who was also an executive officer of the Company. His compensation is set forth under “Executive Compensation,” below.

The table below summarizes the total compensation paid to or earned by each of our non-employee directors and directors emeritus during the year ended December 31, 2020.

Name	Fees Earned or Paid in Cash	Stock Awards (1)(2)	Option Awards	All Other Compensation	Total
Mark A. Vander Ploeg	$123,000	$-	$-	$-	$123,000
William J. Barrett (3)	75,000	-	-	-	75,000
Craig W. Cooper	90,000	-	-	-	90,000
Gary M. Hoover, Ph.D. (3)	69,000	-	-	-	69,000
Michael L. Klofas	108,000	-	-	-	108,000
Ted R. North	111,000	-	-	-	111,000

(1)	The amounts in this column reflect the dollar amount the Company recognized as an expense with respect to stock awards for financial statement reporting purposes during the year ended December 31, 2020, in accordance with ASC 718.
(2)	For the year ended December 31, 2020, no director or director emeritus listed in the above table earned any grant of stock from the Company’s 2016 Stock and Performance Incentive Plan, as amended and restated and approved by shareholders at the 2020 annual shareholders meeting held on June 9, 2020 (the “Restated 2016 Plan”).
(3)	As described above, Mr. Barrett and Dr. Hoover retired from their positions as directors of the Company following the 2020 annual shareholders meeting and each assumed the role of director emeritus. The compensation listed in this table for each of Mr. Barrett and Dr. Hoover reflects compensation earned during their tenures as directors and subsequent positions of directors emeritus.

EXECUTIVE OFFICERS

The following individuals, are currently serving as executive officers of the Company.

Name	Age	Position
Stephen C. Jumper	59	Chairman of the Board, President and Chief Executive Officer
James K. Brata	65	Chief Financial Officer, Executive Vice President, Secretary and Treasurer
C. Ray Tobias	63	Chief Operating Officer and Executive Vice President
James W. Thomas	67	Chief Technology Officer and Executive Vice President

Biographical information for Mr. Jumper is included above under “Directors”.

James K. Brata.  Mr. Brata was named Executive Vice President, Chief Financial Officer and Treasurer in connection with the closing of the Merger in February 2015. Effective May 5, 2016, Mr. Brata was also named Secretary of the Company. Mr. Brata joined Legacy TGC in 2008 in the capacity of Vice President. Mr. Brata served as Vice President, Chief Financial Officer, Secretary and Treasurer of Legacy TGC from March 2009 until February 2015. Prior to joining Legacy TGC, Mr. Brata served in a variety of capacities at Fortune 500 and other publicly traded companies, and was a consultant with KPMG LLP and Coopers & Lybrand, now PricewaterhouseCoopers LLP. Mr. Brata holds a B.S. degree in Accounting, an M.B.A. in Finance, and is a Certified Public Accountant.

C. Ray Tobias.  Mr. Tobias was appointed as Executive Vice President and Chief Operating Officer of the Company in connection with the closing of the Merger in February 2015. Mr. Tobias supervises client relationships and survey cost quotations to clients. Mr. Tobias joined Legacy Dawson in 1990, and was elected Vice President in September 1997, and Executive Vice President and Director in January 2001. He has served on the Board of Directors of the International Association of Geophysical Contractors and is Past President of the Permian Basin Geophysical Society. Prior to joining Legacy Dawson, Mr. Tobias was employed by Geo-Search Corporation, where he was an operations supervisor.

James W. Thomas.  Mr. Thomas was appointed as Executive Vice President and Chief Technology Officer in connection with the closing of the Merger in February 2015. Mr. Thomas holds a B.S. and M.S. in Physics. Prior to joining Legacy Dawson in 2002, Mr. Thomas worked for Phillips Petroleum. He is a recognized leader in the geophysical sector for the innovation and application of 3D seismic acquisition and specialized processing techniques. Mr. Thomas holds patents in seismic data acquisition and processing and has published his concepts and methods. He is a member of the Society of Exploration Geophysicists, the Geophysical Society of Oklahoma City, and Sigma Pi Sigma (Physics Honor Society).

EXECUTIVE COMPENSATION

The following narrative, tables and footnotes describe the “total compensation” earned during the years ended December 31, 2020 and 2019 by our Named Executive Officers. The total compensation presented below in the Summary Compensation Table does not reflect the actual compensation received by our Named Executive Officers in such fiscal years.

The individual components of the total compensation reflected in the Summary Compensation Table are broken out below:

Salary — The table reflects base salary earned during the years ending December 31, 2020 and 2019.

Bonus — The table reflects discretionary cash bonus payments paid during the years ending December 31, 2020 and 2019.

Stock Awards — The awards disclosed under the heading “Stock Awards” consist of grants of restricted stock and restricted stock units to our Named Executive Officers.

Option Awards — The awards disclosed under the heading “Option Awards” consist of a grant of stock options to our Named Executive Officers.

All Other Compensation — The column reflects all compensation not reported in the other columns of the Summary Compensation Table other than perquisites and other personal benefits with an aggregate value for a Named Executive Officer of less than $10,000.

Summary Compensation Table

The following table sets forth information concerning the compensation of our Named Executive Officers for services to the Company during the years ended December 31, 2020 and 2019:

				All other
Name and Principal Position	Year	Salary	Bonus (1)	Compensation (2)	Total
Stephen C. Jumper	2020	$478,558	$-	$29,106	$507,664
Chief Executive Officer and President	2019	599,999	11,572	32,401	643,972

James K. Brata	2020	297,933	-	23,076	321,009
Executive Vice President, Chief Financial	2019	349,999	6,783	19,905	376,687
Officer, Secretary and Treasurer

C. Ray Tobias	2020	338,799	-	31,899	370,698
Executive Vice President and Chief	2019	400,000	7,744	31,494	439,238
Operating Officer

(1)	The amounts shown in this column represent discretionary cash bonus payments paid in 2020 and 2019.
(2)	The amounts shown in this column include the matching contributions under our 401(k) plan for the following Named Executive Officers for the years ending December 31, 2020 and 2019, respectively: Mr. Jumper – $17,100 and $16,800; Mr. Brata – $17,100 and $16,800; and Mr. Tobias – $17,100 and $16,800.

For the years ended December 31, 2020 and 2019, none of the Company’s named executive officers received any stock awards or stock option awards.

Outstanding Equity Awards At December 31, 2020

The following table provides information regarding the value of all unexercised options and unvested restricted stock and restricted stock units previously awarded to our Named Executive Officers.

	Stock Awards
Name	Number of shares or units of stock that have not vested	Market value of shares or units of stock that have not vested (1)
Stephen C. Jumper	36,000	$76,320	(2)

James K. Brata	21,000	44,520	(2)

C. Ray Tobias	21,000	44,520	(2)

(1)	The market value was computed by multiplying the closing market price of the Common Stock at December 31, 2020 ($2.12) by the number of restricted stock or restricted stock units that have not vested.
(2)	Vests on 05/30/21.

Potential Payments Upon a Change of Control or Termination

The award agreements under the Restated 2016 Plan generally permit accelerated vesting of awards in the event of a change of control or upon termination of employment for reasons other than cause, or termination of employment due to death or disability. The Employment Agreements limit the extent to which such accelerated vesting will apply for the Named Executive Officers. Under the Employment Agreements, if a Named Executive Officer’s employment is terminated by the Company without “cause”, by the Executive for “good reason” or due to “disability” (as each such term is defined in the Employment Agreement), whether before or after a change of control, accelerated vesting and exercisability of the Named Executive Officer’s currently outstanding awards under the Restated 2016 Plan will occur. Similarly, in the event of a Named Executive Officer’s death, the award agreements under the Restated 2016 Plan will provide for such accelerated vesting and exercisability. The Employment Agreements also provide for severance, bonus payments and other compensation, in the event that a Named Executive Officer’s employment is terminated by the Company without “cause” or by the executive for “good reason.” Further, in the event of a “change in control” of the Company that results in the termination of the executive’s employment by the Company without “cause” or by the executive for “good reason” within 12 months of the change in control, the executive would be entitled to receive two times the stated amounts for severance payments, bonus payments and COBRA benefits.

The Restated 2016 Plan defines a “change of control” as, except as otherwise reflected in an award agreement, occurring when (i) any “person” (as such term is used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) is or becomes a beneficial owner, directly or indirectly, of securities of the Company representing 20% or more of the total voting power of the Company’s then outstanding securities; (ii) the individuals who were members of the Board of Directors of the Company immediately prior to a meeting of the shareholders of the Company involving a contest for the election of directors shall not constitute a majority of the Board of Directors following such election unless a majority of the new members of the Board were recommended or approved by majority vote of members of the Board of Directors immediately prior to such shareholders’ meeting; (iii) the Company shall have merged into or consolidated with another corporation, or merged another corporation into the Company, on a basis whereby less than 50% of the total voting power of the surviving corporation is represented by shares held by former shareholders of the Company prior to such merger or consolidation; or (iv) the Company shall have sold, transferred or exchanged all, or substantially all, of its assets to another corporation or other entity or person. The change of control definition under Section 409A of the Internal Revenue Code will apply to the extent necessary to comply with the requirements of Section 409A of the Internal Revenue Code in the event an award under the Restated 2016 Plan is subject to Section 409A of the Internal Revenue Code. The definition of “change of control” under the Employment Agreements is defined in a manner consistent with the Restated 2016 Plan.

To describe the payments and benefits that are triggered for each change of control and/or event of termination, we have created the following table estimating the payments and benefits that would be paid to our Named

Executive Officers under each element of our compensation program assuming that such executive’s employment was terminated and/or there was a change in control on December 31, 2020, the last day of our 2020 fiscal year. In all cases, the amounts were valued as of December 31, 2020, based upon, where applicable, an estimated fair value of our Common Stock of $2.12 per share. The amounts in the following table are calculated as of December 31, 2020 pursuant to SEC rules and are not intended to reflect actual payments that may be made. Actual payments that may be made will be based on the dates and circumstances of the applicable event.

Executive	Salary (1)	Bonus (2)	Vesting of stock awards	Vesting of option awards (3)	All other benefits and perquisites (4)	Total
Stephen C. Jumper
Termination Without Cause/With Good Reason	$1,269,231	$-	$76,320	$-	$15,318	$1,360,869
CIC Termination	2,538,462	-	76,320	-	30,636	2,645,418
CIC Without Termination	-	-	-	-	-	-
Disability	300,000	-	76,320	-	5,106	381,426
Death	-	-	76,320	-	-	76,320
James K. Brata
Termination Without Cause/With Good Reason	740,385	-	44,520	-	30,191	815,096
CIC Termination	1,480,770	-	44,520	-	38,383	1,563,673
CIC Without Termination	-	-	-	-	-	-
Disability	175,000	-	44,520	-	2,730	222,250
Death	-	-	44,520	-	-	44,520
C. Ray Tobias
Termination Without Cause/With Good Reason	846,154	-	44,520	-	25,318	915,992
CIC Termination	1,692,308	-	44,520	-	40,636	1,777,464
CIC Without Termination	-	-	-	-	-	-
Disability	200,000	-	44,520	-	5,106	249,626
Death	-	-	44,520	-	-	44,520

(1)	Pursuant to letter agreements entered into on April 15, 2020, which provide for certain salary reductions for each Named Executive Officer during an adjustment period commencing March 30, 2020 and ending February 11, 2023, in the event of such Named Executive Officer’s termination without cause, for good reason or under certain circumstances following a change of control, in each case during such adjustment period, the severance benefits payable to such Named Executive Officer will be based on the base salary amount in effect immediately prior to such adjustment period. Further information regarding the 2020 letter agreements can be found on the Company’s Form 8-K dated April 15, 2020.
(2)	Our Named Executive Officers were not eligible for any cash bonus payments with respect to the year ended December 31, 2020 under the 2014 Plan.
(3)	All option awards held by our Named Executive Officers are fully vested.
(4)	All other benefits and perquisites include COBRA benefits as set forth in the Employment Agreements and automobile perquisites, as applicable.

TRANSACTIONS WITH RELATED PERSONS

Transactions with related persons are reviewed, approved or ratified in accordance with the policies and procedures set forth in our code of business conduct and ethics, our Audit Committee charter, the procedures described below with respect to director and officer questionnaires, and the other procedures described below.

Our code of business conduct and ethics provides that directors, officers and employees must avoid situations that involve, or could appear to involve, “conflicts of interest” (refer to Conflicts of Interest section below) with regard to the Company’s interest.

Based on these reviews, our Board of Directors has determined that the Company did not engage in any new transactions during the year ended December 31, 2020 with related persons which would require disclosure under Item 404 of Regulation S-K as adopted by the SEC, and there are currently no such proposed transactions.

Indemnification Agreements

We have entered into indemnification agreements (each, individually, an “Indemnification Agreement,” and collectively, the “Indemnification Agreements”) with each of our current directors and executive officers (each, individually, an “Indemnitee,” and collectively, the “Indemnitees”). Pursuant to the Indemnification Agreements, we agreed to indemnify each Indemnitee to the fullest extent permitted by applicable law against any and all expenses arising from any Proceeding (as defined in the Indemnification Agreements) in which an Indemnitee was, is or will be involved as a party or otherwise by reason of any Indemnitee’s service as, or actions taken while (i) a director or officer of the Company or (ii) at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise. Following a request by an Indemnitee, we are required to advance (within five days of receipt of such request) to such Indemnitee any and all expenses relating to the Indemnitee’s defense of such Proceeding, subject to the Indemnitee’s compliance with certain provisions of the Texas Business Organizations Code (“TBOC”).

Our obligation to provide indemnification under the Indemnification Agreements is subject to a determination in accordance with Section 8.103(a)(1) or (2) of the TBOC.

Any costs and expenses that an Indemnitee is entitled to under the Indemnification Agreements will not be exclusive to any other rights to which the Indemnitee may currently or in the future be entitled under any provision of applicable law, our amended and restated certificate of formation, our amended and restated Bylaws or otherwise. We are not required to indemnify an Indemnitee to the extent such indemnification conflicts with Texas law.

Each of the Indemnification Agreements will continue until the earlier of (i) the sixth (6th) anniversary after the Indemnitee has ceased to occupy the position or have the relationships described in the Indemnification Agreement that qualifies the Indemnitee for indemnification or (ii) the final termination of all Proceedings with respect to the Indemnitee commenced in such six (6) year period.

Conflicts of Interest

Our code of business conduct and ethics provides that directors, officers and employees must avoid situations that involve, or could appear to involve, “conflicts of interest” with regard to the Company’s interest. Exceptions may only be made after review of fully disclosed information and approval of specific or general categories by senior management (in the case of employees) or the Board of Directors (in the case of officers or directors). Any employee, officer or director who becomes aware of a conflict or potential conflict of interest should bring the matter to the attention of a supervisor or other appropriate personnel.

A “conflict of interest” exists when a person’s private interest interferes in any way with the interests of the Company. Conflicts of interest generally interfere with the person’s effective and objective performance of his or her duties or responsibilities to the Company. Our code of business conduct and ethics sets forth several examples of how conflicts of interest may arise, including when:

●	a director, officer or employee or members of their immediate family, receive improper personal benefits because of their position with the Company;

●	the Company gives loans, or guarantees obligations of directors, officers, employees or their immediate family members; or

●	the director, officer, employee or their immediate family members use Company property or confidential information for personal use.

Our Audit Committee also has the responsibility, according to its charter, to review, assess, and approve or disapprove conflicts of interest and related-party transactions.

Each year we require all our directors, nominees for director and executive officers to complete and sign a questionnaire in connection with the solicitation of proxies for use at our annual general meeting of members. The purpose of the questionnaire is to obtain information, including information regarding transactions with related persons, for inclusion in our Proxy Statement or Annual Report.

In addition, we annually review SEC filings made by beneficial owners of more than five percent of any class of our voting securities to determine whether information relating to transactions with such persons needs to be included in our Proxy Statement or Annual Report.

EQUITY COMPENSATION PLAN INFORMATION

The following table summarizes certain information regarding securities authorized for issuance under our equity compensation plan as of December 31, 2020. See information regarding material features of the plan in Note 8, “Stock-Based Compensation” to the Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2020.

Number of
	Securities to be			Number of Securities
	Issued Upon			Remaining Available
	Exercise or	Weighted Average		for Future Issuance
	Vesting of	Exercise Price		Under the Equity
	Outstanding	of Outstanding		Compensation Plan
	Options,	Options,		(Excluding Securities
	Warrants and	Warrants and		Reflected in
Plan Category	Rights	Rights		Column (a))
(a)
Restated 2016 Plan
Equity compensation plan approved by security holders	174,000	$—	(1)	1,376,299
Equity compensation plans not approved by security holders	—	—		—
Total	174,000	$—		1,376,299

(1)	Restricted stock unit awards have no exercise price.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of our Common Stock, as of February 23, 2021, by beneficial owners of more than five percent of our Common Stock, each of our directors and executive officers individually and all executive officers and directors as a group.

Name	Amount and Nature of Beneficial Ownership		Percent of Class (1)
SECURITY OWNERSHIP OF 5% HOLDERS
Wilks Brothers, LLC	2,281,946	(2)	9.72%
Ameriprise Financial Inc	1,795,716	(3)	7.65%
Renaissance Technologies LLC	1,741,679	(4)	7.42%
Dimensional Fund Advisors LP	1,657,714	(5)	7.06%
Grace & White Inc. /NY	1,262,226	(6)	5.38%

SECURITY OWNERSHIP OF MANAGEMENT
William J. Barrett	864,676	(7)	3.68%
Stephen C. Jumper	245,316		1.04%
C. Ray Tobias	105,002		*
Craig W. Cooper	87,252		*
Gary M. Hoover	84,371		*
Ted R. North	79,393		*
James W. Thomas	67,430		*
James K. Brata	66,872		*
Mark A. Vander Ploeg	62,073	(8)	*
Michael L. Klofas	33,833		*
Total Management Ownership	1,696,218		7.22%

* Indicates less than 1% of the outstanding shares of Common Stock.

(1)	As of February 23, 2021, there were 23,478,072 shares of Common Stock outstanding. Unless otherwise indicated, the beneficial owner has sole voting and investment power with respect to all shares listed.
(2)	As reported on Schedule 13D filed with the SEC on January 19, 2021. The filing person’s address is 17010 IH20, Cisco, Texas 76437.
(3)	As reported on Schedule 13F-HR filed with the SEC on February 12, 2021. The filing person's address is 1099 Ameriprise Financial Center, Minneapolis, Minnesota 55474.
(4)	As reported on Schedule 13F-HR filed with the SEC on February 11, 2021. The filing person’s address is 800 Third Avenue, New York, New York 10022.
(5)	As reported on Schedule 13F-HR filed with the SEC on February 12, 2021. The filing person’s address is 6300 Bee Cave Road, Building One, Austin, Texas 78746.
(6)	As reported on Schedule 13F-HR filed with the SEC on January 29, 2021. The filing person’s address is 515 Madison Avenue, Suite 1700, New York, New York 10022.
(7)	Includes 78,166 shares of Common Stock owned by Mr. Barrett’s wife. Mr. Barrett has disclaimed beneficial ownership of these shares.
(8)	Includes 36,792 shares of Common Stock held through The Hermosa Trust.

PROPOSAL 2:

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors has selected RSM US LLP (“RSM”) for appointment as our independent registered public accounting firm for the fiscal year ending December 31, 2021, subject to ratification by the shareholders. RSM has served as our independent registered public accounting firm since fiscal year ending December 31, 2016. Representatives of RSM are expected to be present (via the live audio webcast) at the Annual Meeting to respond to appropriate questions and will have an opportunity to make a statement if they desire to do so.

Our Board of Directors unanimously recommends that you vote FOR the appointment of RSM US LLP as our independent registered public accountants for the fiscal year ending December 31, 2021.

FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS

The following table presents the aggregate fees billed by the independent registered accounting firm RSM for professional services rendered for the audits of our annual financial statements and audit-related fees, for the years ended December 31, 2020 and 2019, respectively:

	2020	2019
Audit Fees (1)	$431,000	$610,000
All other fees (2)	-	-
Total fees	$431,000	$610,000

(1)	Audit fees for professional services rendered in connection with the audit of the Company’s annual financial statements for the years ended December 31, 2020 and 2019, and the reviews of the financial statements included in the Company’s quarterly reports.
(2)	All other fees consist of miscellaneous fees billed for other services.

The Audit Committee’s policy on pre-approval of fees and other compensation paid to the independent registered accounting firm requires the Audit Committee to approve all services and fees of the principal independent accountant prior to commencement of any services. The Audit Committee pre-approved fees for all audit and non-audit services provided by the independent registered accounting firm during the years ended December 31, 2020 and 2019. All of the work performed in auditing our financial statements for the last two years by the principal independent accounting firm RSM has been performed by their full-time, permanent employees.

AUDIT COMMITTEE REPORT

To the Shareholders of Dawson Geophysical Company:

It is the responsibility of the members of the Audit Committee to contribute to the reliability of the Company’s financial statements. In keeping with this goal, the Board of Directors adopted a written charter for the Audit Committee, which is posted on the Company’s website at www.dawson3d.com in the “Corporate Governance” area of the “Investor Relations” section. The Audit Committee reviewed its charter during 2020 and no changes were made. The Audit Committee held five meetings during 2020. The members of the Audit Committee are independent directors.

The Audit Committee reviews management’s overview of the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the Company’s financial statements and the reporting process, including the systems of internal controls. The primary responsibilities of the Audit Committee are to select and retain the Company’s auditors (including review and approval of the terms of engagement and fees), to review with the auditors the Company’s financial reports (and other financial information) provided to the SEC and the investing public, to prepare and publish this report, and to assist the Board of Directors with oversight of the following:

●	integrity of the Company’s financial statements;

●	compliance by the Company with standards of business ethics and legal and regulatory requirements;

●	qualifications and independence of the Company’s independent auditors; and

●	performance of the Company’s independent auditors.

The Audit Committee does not provide any expert or special assurance as to the Company’s financial statements or any professional certification as to the independent auditors’ work.

In the performance of its oversight function, the Audit Committee has reviewed and discussed the quarterly and annual financial statements, including the quality of accounting principles with management and the independent accountants. The Audit Committee (i) reviewed and discussed the Company’s audited consolidated financial statements for the year ended December 31, 2020 with the Company’s management and with the Company’s independent auditors; (ii) discussed with the Company’s independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees,” as currently in effect; and (iii) received the written disclosures and the letter from the Company’s independent accountants required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountants’ communications with the Audit Committee concerning independence and discussed with the Company’s independent auditors the independent auditors’ independence.

Audit and audit-related fees billed to the Company by RSM related to their audit of the Company’s year ended December 31, 2020 included audit of the Company’s annual financial statements and the review of those financial statements included in the Company’s quarterly reports of Form 10-Q totaled approximately $431,000.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the financial statements for the year ended December 31, 2020 be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020.

April 1, 2021	Submitted by the Audit Committee of the Board of Directors

Ted R. North (Chairman)
Michael L. Klofas
Mark A. Vander Ploeg

PROPOSAL 3:

ADVISORY VOTE ON EXECUTIVE COMPENSATION

This advisory vote on executive compensation, referred to as the “say-on-pay” vote, gives shareholders the opportunity to express their views on our Named Executive Officers’ compensation, as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K. Shareholders may vote for or against the approval of the Company’s executive compensation, or they may abstain from voting on this proposal.

The primary objectives in designing our executive compensation program are to attract, retain and motivate the talent needed to lead and grow the Company, reward successful performance and more closely align executives’ interests with those of the Company and its shareholders. The ultimate objective of our compensation program is to improve the intrinsic value of the Company and long-term shareholder value.

We encourage you to review the compensation tables and the narrative disclosures on compensation in this Proxy Statement. The Compensation Committee and the Board of Directors believe that our executive compensation program is effective in implementing our compensation philosophy and in achieving its goals.

The Company requests shareholder approval of the compensation of the Company’s Named Executive Officers as disclosed pursuant to the SEC’s compensation disclosure rules. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our Named Executive Officers and the philosophy, policies and practices described in this proxy statement. Accordingly, we will ask our shareholders to vote “FOR” the following non-binding resolution at the Annual Meeting:

“RESOLVED, that the shareholders approve, on an advisory basis, the compensation of the Named Executive Officers as disclosed in the Proxy Statement of the Company for the 2021 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission.”

While your vote on this proposal is advisory and will not be binding on the Company, the Board of Directors or the Compensation Committee, we value the opinion of our shareholders and will take the results of this advisory vote into account when making future decisions regarding our executive compensation program.

Our Board of Directors unanimously recommends that you vote FOR the resolution, on an advisory basis, approving the executive compensation of the Named Executive Officers.

SHAREHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

The next annual meeting of the Company’s shareholders is anticipated to be held on May 3, 2022. Shareholders may submit proposals appropriate for shareholder action at the next annual meeting consistent with the regulations of the SEC. If a shareholder desires to have such proposal included in the Proxy Statement and form of proxy distributed by the Board of Directors with respect to such meeting, the proposal must be received at our principal executive offices, 508 West Wall, Suite 800, Midland, Texas 79701, Attention: Mr. James K. Brata, Secretary, no later than December 2, 2021.

In addition, our Bylaws establish advance notice procedures with regard to certain matters, including shareholder proposals not included in our Proxy Statement, to be brought before an annual meeting. In general, our corporate secretary must receive notice of any such proposal not less than 60 days nor more than 90 days prior to the anniversary date of the date on which the Company first mailed its proxy materials for the preceding annual meeting (in the case of the next annual meeting, not before January 1, 2022 and not later than January 31, 2022) at the address of our principal executive offices shown above. Such notice must include the information specified in our Bylaws.

HOUSEHOLDING

The SEC permits a single set of annual reports and proxy statements to be sent to any household at which two or more shareholders reside if they appear to be members of the same family. Each shareholder continues to receive a separate proxy card. This procedure, referred to as householding, reduces the volume of duplicate information shareholders receive and reduces mailing and printing expenses. A number of brokerage firms have instituted householding.

As a result, if you hold your shares through a broker and you reside at an address at which two or more shareholders reside, you will likely be receiving only one annual report and proxy statement unless any shareholder at that address has given the broker contrary instructions. However, if any such beneficial shareholder residing at such an address wishes to receive a separate annual report or proxy statement in the future, or if any such beneficial shareholder that elected to continue to receive separate annual reports or proxy statements wishes to receive a single annual report or proxy statement in the future, that shareholder should contact their broker or send a request to our corporate secretary at our principal executive offices, 508 West Wall, Suite 800, Midland, Texas 79701, telephone number (432) 684-3000. We will deliver, promptly upon written or oral request to the corporate secretary, a separate copy of the 2020 Annual Report and this Proxy Statement to a beneficial shareholder at a shared address to which a single copy of the documents was delivered. Similarly, you may also contact us if you received multiple copies of such materials and would prefer to receive a single copy in the future.

OTHER MATTERS

We know of no other business which will be presented at the Annual Meeting other than as explained herein. Our Board of Directors has approved a process for collecting, organizing and delivering all shareholder communications to each of its members. To contact all directors on the Board of Directors, all directors on a committee of the Board of Directors, or an individual member or members of the Board of Directors, a shareholder may mail a written communication to: Dawson Geophysical Company, Attention: Secretary, 508 West Wall, Suite 800, Midland, Texas 79701. All communications received in the mail will be opened by our Secretary, James K. Brata, for the purpose of determining whether the contents represent a message to the Board of Directors. The contents of shareholder communications to the Board of Directors will be promptly relayed to the appropriate members. We encourage all members of the Board of Directors to attend the Annual Meeting, although we have no formal policy requiring attendance. All of the members of the Board of Directors attended our 2020 annual meeting.

On March 16, 2021, we filed with the SEC an Annual Report on Form 10-K for the year ended December 31, 2020. The Annual Report on Form 10-K has been provided concurrently with this Proxy Statement to all shareholders entitled to notice of, and to vote at, the Annual Meeting.

Shareholders may also obtain a copy of the Annual Report on Form 10-K and any of our other SEC reports, free of charge, (1) from the SEC’s website at www.sec.gov, (2) from our website at www.dawson3d.com, or (3) by writing to our corporate secretary at our principal executive offices, 508 West Wall, Suite 800, Midland, Texas 79701, telephone number (432) 684-3000. The Annual Report on Form 10-K is not incorporated into this Proxy Statement and is not considered proxy solicitation material. Information contained on our website, other than this Proxy Statement, is not part of the proxy solicitation material and is not incorporated by reference herein.

ADDITIONAL INFORMATION ABOUT THE COMPANY

You can learn more about the Company and our operations by visiting our website at www.dawson3d.com. Among other information we have provided there, you will find:

●	The charters of each of our standing committees of the Board of Directors;

●	Our code of business conduct and ethics;

●	Information concerning our business, recent news releases and filings with the SEC; and

●	Information concerning our Board of Directors and shareholder relations.

For additional information about the Company, please refer to our 2020 Annual Report, which is being mailed with this Proxy Statement.

BY ORDER OF THE BOARD OF DIRECTORS

James K. Brata,
Secretary

VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/DWSN2021 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. DAWSON GEOPHYSICAL CO. ATTN: JAMES K. BRATA 508 WEST WALL, SUITE 800 MIDLAND, TX 79701-5010 VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. For Withhold For All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the AllAll The Board of Directors recommends you vote FOR the following: nominee(s) on the line below. 0 0 0 1. Election of Directors Nominees 01) Craig W. Cooper 02) Stephen C. Jumper 03) Michael L. Klofas 04) Ted R. North 05) Mark A. Vander Ploeg The Board of Directors recommends you vote FOR proposals 2 and 3. 2. Proposal to ratify the appointment of RSM US LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2021. 3. Proposal to approve a non-binding advisory resolution on the compensation of the named executive officers as disclosed in the Proxy Statement of the Company for the 2021 Annual Meeting of Shareholders. NOTE: The undersigned acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement of For 0 0 Against 0 0 Abstain 0 0 Dawson Geophysical Company for the Annual Meeting to be held on May 11, 2021. The shares represented by this proxy, when properly executed will be voted in the manner directed herein by the undersigned Shareholder(s). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE BOARD OF DIRECTORS NOMINEES LISTED ABOVE AND FOR PROPOSALS 2 and 3. If any other matters properly come before the meeting the persons named in this proxy will vote in their discretion. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date 0000492226_1 R1.0.0.171

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report and Notice and Proxy Statement are available at www.proxyvote.com DAWSON GEOPHYSICAL COMPANY Annual Meeting of Shareholders May 11, 2021 at 10:00 AM Central Time This proxy is solicited by the Board of Directors The shareholder(s) hereby appoint(s) Stephen C. Jumper, Mark A. Vander Ploeg and James K. Brata, or any of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Dawson Geophysical Company that the shareholder(s) is/ are entitled to vote at the Annual Meeting of Shareholder(s) to be held at 10:00 AM Central Time on May 11, 2021, via live audio webcast at www.virtualshareholdermeeting.com/ DWSN2021, and at any adjournment or postponement thereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE BOARD OF DIRECTORS NOMINEES LISTED ON THE REVERSE SIDE AND FOR PROPOSALS 2 AND 3. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD USING THE ENCLOSED REPLY ENVELOPE. Continued and to be signed on reverse side 0000492226_2 R1.0.0.171